HomeBanc Mortgage Trust 2005-5

Publicly Offered Note Computational Materials: Term Sheet

New Issue Marketing Materials

$ 961,500,000

HomeBanc Mortgage Trust 2005-5

HMB Acceptance Corp.

Depositor

Wells Fargo Bank, N.A.

Master Servicer

Bear, Stearns & Co. Inc.

J.P. Morgan Securities Inc.

Underwriters

All Statistical Information based upon Information as of November 1, 2005.

Bear, Stearns & Co. Inc. ARM Whole Loan Desk (212) 272-4976

                       November 15, 2005

This information is furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities or any of its affiliates.  Bear, Stearns & Co. Inc. is acting as Underwriter and not acting as Agent for the issuer or its affiliates in connection with the proposed transaction. This information should be considered only after reading the Bear Stearns’ Statement Regarding Assumptions as to Securities, Pricing Estimates and Other Information (the “Statement”), which should be attached. Do not use or rely on this information if you have not received and reviewed this Statement. You may obtain a copy of the Statement from your sales representative. This Preliminary Term Sheet is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities in any state where the offer or sale is not permitted.  It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.  All amounts are approximate and subject to change.  The information contained herein supersedes information contained in any prior term sheet for this transaction.

COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the “Computational Materials”) are privileged and intended for use by the addressee only.  These Computational Materials have been prepared by Bear, Stearns & Co. Inc. in reliance upon information furnished by the issuer of the securities and its affiliates.  These Computational Materials are furnished to you solely by Bear, Stearns & Co. Inc. and not by the issuer of the securities.  They may not be provided to any third party other than the addressee’s legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein.  As such, no assurance can be given as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance.  These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods.  In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials.  Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall.  The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials.  The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.  Neither Bear, Stearns & Co. Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission.  The information in this communication is preliminary and is subject to completion or change.  The information in this communication supersedes information contained in any prior similar communication relating to these securities. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state.  Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication.  Once available, a final prospectus and prospectus supplement may be obtained by contacting the Bear, Stearns & Co. Inc. Trading Desk at (212) 272-4976.

Please be advised that the securities described herein may not be appropriate for all investors.  Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks.  Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

$ 961,500,000

HomeBanc Mortgage Trust 2005-5

Notes are priced to the Optional Clean-Up Call of 20%

Class	Size (1)	Expected Rating S&P/Mdys	Credit Enhance %age (1)(2)	Note Interest Rate	Interest Accrual Basis	(4) WAL (yrs) Call/Maturity	(4) Pmt. Win (mos.) Call/Maturity	Final Scheduled Maturity
Offered Notes
A-1	$832,500,000	AAA/Aaa	16.75%	Sr. Floater (3)	Act/360	2.68 / 3.26	1-68 / 1-209	01/25/2036
A-2	$100,000,000	AAA/Aaa	6.75%	Sr. Mezz. Floater (3)	Act/360	2.68 / 3.26	1-68 / 1-209	01/25/2036
M-1	$13,000,000	AA+/Aa1	5.45%	Sub. Floater (3)	Act/360	4.60 / 5.69	37-68 / 38-101	01/25/2036
M-2	$9,500,000	AA/Aa2	4.50%	Sub. Floater (3)	Act/360	4.59 / 5.63	37-68 / 37-94	01/25/2036
M-3	$6,500,000	AA-/Aa3	3.85%	Sub. Floater (3)	Act/360	4.59 / 5.57	37-68 / 37-87	01/25/2036
Non-Offered Securities
M-4	$11,000,000	A/A2	2.75%	Sub. Floater (3)	Act/360	Not Offered Hereby		01/25/2036
M-5	$13,500,000	BBB/--	1.40%	Sub. Floater (3)	Act/360			01/25/2036
B-1	$5,000,000	BBB-/--	0.90%	Sub. Floater (3)	Act/360			01/25/2036
B-2	$4,000,000	BB/--	0.50%	Sub. Floater (3)	Act/360			01/25/2036
Equity Cert	Notional	Not Offered Hereby

➢

Prepayment Pricing Speed is 25% CPR.

➢

Notes are subject to a variance of +/- 10%

(1)

The class sizes and credit enhancement levels are subject to change based upon the final pool and rating agency evaluation of subordination, overcollateralization (“OC”) and excess spread. It is anticipated that the sizes of the subordinated notes will change upon confirmation from the rating agencies. These classes are not being marketed at this time.

(2)

Credit enhancement for the Notes will be provided by a combination of subordination provided to the Class A-1 and Class A-2 Notes (collectively, the “Class A Notes”) by the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1 and Class B-2 Notes, OC and excess spread, all as more fully described herein. The Class A-2 Notes will provide additional credit enhancement to the Class A-1 Notes.  The expected initial credit enhancement percentages are as provided above.  The initial OC amount will equal 0.50% as of the Cut-Off Date with an Overcollateralization Target of 0.70% of the aggregate principal balance of the mortgage loans as of the Cut-Off Date.

(3)

The Note Interest Rate for the Class A-1, Class A-2, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1 and Class B-2 Notes will be the least of (a) a floating rate based on One-Month LIBOR plus [x.xx]%, [x.xx]%, [x.xx]%, [x.xx]%, [x.xx]%, [x.xx]%, [x.xx]%, [x.xx]% and [x.xx]%, respectively, (b) 11.500% per annum and (c) the Available Funds Rate. The Available Funds Rate will equal the product of (i) the quotient of (a) 360 divided by (b) the actual number of days in the accrual period, multiplied by (ii) the quotient of (a) the total interest received or advanced on the mortgage loans for the related collection period less Net Swap Payments and Swap Termination Payments not due to a Swap Provider Termination Event divided by (b) the aggregate principal balance  of the mortgage loans as of the first day of the related collection period.  On the first Payment Date after the first possible Optional Clean-Up Call Date, the margin for the Class A Notes will increase to 2 times the original margin, and the margin for the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1 and Class B-2 Notes will increase to 1.5 times the original margin.

(4)

The WAL and Payment Windows are shown to the 20% Optional Termination and to Maturity at the Pricing Prepayment Speed of 25% CPR.

Description of the Collateral:

The mortgage loans are first lien (95.33%) and second lien (4.67%) adjustable-rate mortgage loans secured by one- to four-family residential properties and individual condominium units. Approximately 99.98% of the mortgage loans have an initial fixed-rate period of six months, three years, five years or seven years while 0.02% of the deal are One-Month LIBOR ARMs. After the initial fixed rate period for these mortgage loans, the interest rate on each mortgage loan will adjust semi-annually based on Six-Month LIBOR plus a margin.  Approximately 0.02% of the mortgage loans adjust monthly based on One-Month LIBOR plus a margin.  We will be adding in $126 million of similar collateral that will make up the prefund.

➢

99.97% of the mortgage loans are interest-only for the first 10 years after origination and then fully amortize over the remaining term.

➢

None of the mortgage loans have penalties for full or partial prepayments.

➢

Hybrid ARMs either have an original term of 240 or 360 months, 1-Month ARMs have an original term of 300 months, 6-Month ARMs have original terms of 240, 300, or 360 months, and all Second Liens have an original term of 240 months.

➢

Approximately 65.47% of the mortgage loans were originated with full and/or alternative documentation (note: such alternative documentation includes the recommendations as provided by the automated underwriting systems of Fannie Mae and Freddie Mac).

➢

4.67% of the mortgage loans are second liens which includes 3.24% of the mortgage loans that are second liens behind a first lien that is also included in this pool.

➢

The two states with the largest concentration are Florida (57.99%) and Georgia (34.23%).

➢

None of the mortgage loans were originated between October 1, 2002 and March 7, 2003.

➢

The non-zero weighted average FICO score is 729.

➢

The weighted average LTV for the first lien mortgage loans at origination is 81.87%.

➢

The weighted average CLTV for the all mortgage loans, including second liens and first liens with known seconds, at the time of origination is 86.26%.

➢

The weighted average CLTV for only the second lien mortgage loans at the time of origination is 95.58%.

➢

Except for one loan, all of the first lien mortgage loans with LTVs greater than 80% have mortgage insurance. The mortgage loans with borrower-paid primary mortgage insurance (“BPMI”) (approximately 4.52%) are covered to the applicable agency limits, and the mortgage loans with lender-paid mortgage insurance (“LPMI”) (approximately 25.89%) covers down to at least 75% LTV. Unlike BPMI, the LPMI is not cancelable for any reason prior to the related mortgage loan being paid in full.

➢

Approximately 58.62% of the mortgage loans have conforming balances based upon the loan size limits as set by Fannie Mae and Freddie Mac.

➢

Approximately 3.18% of the mortgage loans are located in the state of Florida that are listed in a FEMA designated county as eligible for “individual assistance”

Loan	% of	Gross	Net	WAM	Gross	Net	Periodic Cap	Max	Mos to Roll	Rem
Description	Pool	WAC	WAC	(mos.)	Margin	Margin		Rate		IO Term
1-Month LIBOR ARM Uncapped 10Y IO	0.02%	5.375%	5.000%	299	1.750%	1.375%	0.000%	12.000%	1	119
6-Month LIBOR ARM Uncapped 10Y IO	3.60%	7.677%	7.192%	244	3.751%	3.265%	0.000%	15.702%	5	119
6-Month LIBOR ARM- 10Y IO	0.74%	5.660%	5.380%	299	2.250%	1.970%	5.000%	11.693%	5	119
3/6 LIBOR Hybrid ARM- Uncapped	0.01%	7.375%	7.125%	358	2.250%	2.000%	0.000%	13.375%	34	N/A
3/6 LIBOR Hybrid ARM- Uncapped 10Y IO	8.69%	5.863%	5.613%	359	2.251%	2.001%	0.000%	12.771%	35	119
5/6 LIBOR Hybrid ARM-Uncapped	0.01%	6.375%	6.125%	359	2.250%	2.000%	0.000%	13.000%	59	N/A
5/6 LIBOR Hybrid ARM-Uncapped 10Y IO	62.28%	6.068%	5.665%	356	2.292%	1.889%	0.000%	12.900%	59	119
7/6 LIBOR Hybrid ARM- 10Y IO- Uncapped	24.64%	5.943%	5.608%	359	2.253%	1.918%	0.000%	12.756%	83	119
Totals/Weighted Avg:	100.00%	6.074%	5.699%	353	2.331%	1.956%	0.037%	12.945%	60	119

Summary of Terms:

Depositor:	HMB Acceptance Corp.
Mortgage Loan Seller and Servicer:	HomeBanc Corp.
Sub Servicer:	HomeBanc Mortgage Corporation.
Master Servicer and Securities Administrator:	Wells Fargo Bank, N.A.
Originator:	HomeBanc Mortgage Corporation.
Underwriters:	Bear, Stearns & Co. Inc. and J.P. Morgan Securities Inc.
Custodian:	JPMorgan Chase Bank, National Association.
Indenture Trustee:	U.S. Bank National Association.
Owner Trustee:	Wilmington Trust Company.
Rating Agencies:	Standard & Poor’s, a division of the McGraw-Hill Companies, Inc. and Moody’s Investors Service, Inc.
Cut-off Date:	November 1, 2005.
Settlement Date:	November 30, 2005.
Payment Date:	25th day of each month (or the next business day), commencing in December 2005.
Optional Clean-Up Call:

The holder of the Equity Certificate may repurchase from the trust all of the mortgage loans at par plus accrued interest when the aggregate principal balance of the mortgage loans is reduced to 20% of the aggregate principal balance of the mortgage loans as of the Cut-off Date. It is anticipated that HomeBanc Corp. will retain the Equity Certificate.

Pre-Funding Account:	On the Closing Date, cash up to an amount, but in no case more than, 25% of the total mortgage loan pool, may be deposited into the Pre-Funding Account.
Registration:	The Offered Notes will be available in book-entry form through DTC.
Denominations:	The Offered Notes are issuable in minimum denominations of an original amount of $100,000 and multiples of $1 in excess thereof.
Legal Structure:	Owner Trust.
Tax Status:	The Notes, other than those Notes retained by the Seller, are expected to be treated as debt instruments for federal income tax purposes.
ERISA Considerations:

The Offered Notes are expected to be eligible for purchase by ERISA plans.  A fiduciary of any benefit plan should very carefully review with its legal advisors whether the purchase or holding of any Notes to a transaction prohibited or not otherwise permissible under ERISA.

SMMEA Eligibility:	The Notes will not be “mortgage related securities” for purposes of the Secondary Mortgage Market Enhancement Act of 1984.
P&I Advances:

The Servicer will be obligated to advance, or cause to be advanced, cash advances with respect to delinquent payments of principal and interest on the mortgage loans to the extent that the Servicer reasonably believes that such cash advances can be repaid from future payments on the mortgage loans. These cash advances are only intended to maintain a regular flow of scheduled interest and principal payments on the Notes and are not intended to guarantee or insure against losses.  If the Servicer fails to make delinquency advances, the Master Servicer will be obligated to make such advances.

Net Mortgage Rate:

On any mortgage loan, the then applicable mortgage rate thereon minus the applicable servicing fee rate, which includes any applicable LPMI fee. All ongoing compensation for the Owner Trustee, Indenture Trustee and Custodian will be paid by the Master Servicer from float income generated by cash collections held by the Master Servicer from the Determination Date through the Payment Date.

Note Interest Rate:	For any class of Notes, a per annum rate equal to the least of (1) One-Month LIBOR plus the applicable margin, (ii) 11.500% and (iii) the Available Funds Rate.
Interest Distribution Amount:

On each Payment Date holders of the Notes will be entitled to receive the interest that has accrued on the Notes at the related Note Interest Rate (as described in the footnotes to the table on page 3) during the accrual period, and any interest due on a prior Payment Date that was not paid.

The “accrual period” for all of the Notes will be the period from and including the preceding Payment Date (or from the Settlement Date with respect to the first Payment Date) to and including the day prior to the current Payment Date.  The trustee will calculate interest on the Notes on an actual/360 basis. The Notes will settle flat on the Closing Date.

Credit Enhancement:

•  Subordination: Initially, 16.75% for the Class A-1 Notes, 6.75% for the Class A-2 Notes, 5.45% for the Class M-1 Notes,  4.50% for the Class M-2 Notes,  3.85% for the Class M-3 Notes, 2.75% for the Class M-4 Notes, 1.40% for the Class M-5 Notes, 0.90% for the Class B-1 Notes and  0.50% for the Class B-2 Notes.

 •  Overcollateralization (“OC”):

     Initial (% Orig.)                0.50%

     OC Target (% Orig.)        0.70%

     Stepdown (% Current)      1.40%

     OC Floor (% Orig.)           0.50%

•  Excess spread, which will initially be equal to approximately [122] bps per annum (before losses) as of the Cut-off Date, is expected to be available to cover losses and to build and maintain the OC Target on each Payment Date on or after the Payment Date in December 2005.

• Any Net Swap Payments received from the Swap Provider.

Interest Remittance Amount:

With respect to any Payment Date, the sum of (1) all interest received or advanced by the Servicer or the Master Servicer for the related collection period, (2) all compensating interest payments paid with respect to the mortgage loans that prepaid during the related prepayment period, (3) the portion of any purchase price or other amount paid with respect to the mortgage loans allocable to interest and (4) amounts distributable from the capitalized interest account in an amount equal to the product of (i) the weighted average net mortgage rate of the mortgage loans divided by 12, multiplied by (ii) the excess of (a) the balance in the Pre-Funding Account as of the Closing Date, over (b) the aggregate principal balance of the subsequent mortgage loans that will have an interest payment included in the Interest Remittance Amount for such Payment Date; net of any fees or other amounts reimbursable to the Master Servicer, the Servicer, the Securities Administrator, the Indenture Trustee, the Custodian, the Owner Trustee, any LPMI insurer and minus any Net Swap Payment or Swap Termination Payment not resulting from an event of default or certain termination events with respect to the Swap Provider (a “Swap Provider Trigger Event”) owed to the Swap Provider.

Principal Remittance Amount:

With respect to any Payment Date, the sum of (1) the principal portion of all scheduled monthly payments on the mortgage loans due on the related due date, to the extent received or advanced; (2) the principal portion of all proceeds of the repurchase of a mortgage loan (or, in the case of a substitution, certain amounts representing a principal adjustment) as required by the mortgage loan purchase agreement during the preceding calendar month; (3) the principal portion of all other unscheduled collections received during the preceding calendar month in respect of the related mortgage loans, including full and partial prepayments, the proceeds of any repurchase of such mortgage loans by the Mortgage Loan Seller, Servicer or the holder or the Equity Certificate, liquidation proceeds and insurance proceeds; net of any fees payable to, and amounts reimbursable to, the Master Servicer, the Servicer, the Securities Administrator, the Indenture Trustee, the Custodian, the Owner Trustee, any LPMI insurer (to the extent not reimbursed from Interest Funds) and net of any Net Swap Payment or Swap Termination Payment not due to a Swap Provider Trigger Event, owed to the Swap Provider, to the extent not paid on prior Payment Dates or from the Interest Remittance Amount on such Payment Date.

Accrued Note Interest:

For any Payment Date and each class of Notes,  interest accrued during the related Accrual Period at the then-applicable Note Interest Rate on the related Note Principal Balance thereof  immediately prior to such Payment Date minus any Deferred Interest for such class.

Available Funds Rate:

With respect to any Payment Date and the Notes, the per annum rate equal to the product of (1) (a) 360 divided by (b) the actual number of days in the accrual period and (2) (a) Interest Remittance Amount for such Payment Date less Net Swap Payments and Swap Termination Payments (other than a Swap Termination Payment due to a Swap Provider Termination Event), divided by (b) the aggregate principal balance of the mortgage loans as of the first day of the related collection period.

Basis Risk Carryforward Amount:

For any Payment Date, the sum of (i) if the Note Interest Rate for a Class of Notes is calculated based on the Available Funds Rate, the excess, if any, of (a) the amount of Accrued Note Interest calculated using the lesser of (x) One-month LIBOR plus the related margin and (y) 11.50% over (b) the amount of Accrued Note Interest calculated using a Note Interest Rate equal to the related Available Funds Rate for such Payment Date and (ii) the Basis Risk Carryforward Amount for all previous Payment Dates not previously paid plus interest thereon at the related Note Interest Rate.

Extra Principal Payment Amount:	With respect to any Payment Date, the lesser of (x) the Monthly Excess Interest for such Payment Date and (y) the Overcollateralization Deficiency Amount for such Payment Date.
Net Monthly Excess Cashflow:

With respect to any Payment Date,  (a) the sum of (1) the Overcollateralization Release Amount, (2) Monthly Excess Interest and (3) any Principal Payment Amount remaining after application under “Priority of Payments—Principal Distributions” below minus (b) the Extra Principal Payment Amount.

Monthly Excess Interest:	With respect to any Payment Date, the amount of the Interest Remittance Amount remaining after application under "Priority of Payments-Interest Distributions" below.
Principal Payment Amount:

With respect to any Payment Date, (a) the sum of (1) the Principal Remittance Amount for such Payment Date and (2) the Extra Principal Payment Amount for such Payment Date minus (b) the Overcollateralization Release Amount.

Priority of Payments:

On each Payment Date, distributions on the Notes, to the extent of available funds, will be made according to the following priority:

Interest Distributions:

1)

To the holders of the Class A Certificates, on a pro rata basis, the Interest Distribution Amount for each such class; and

2)

To the holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1 and Class B-2 Certificates, sequentially, the Interest Distribution Amount for each such class.

Principal Distributions:

Prior to the Stepdown Date or on which a Trigger Event is in effect:

1)

To the holders of the Class A-1 Notes and Class A-2 Notes, on a pro rata basis, from the Principal Payment Amount until the Note Principal Balance of each such class has been reduced to zero;

2)

To the holders of the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1 and Class B-2 Notes, sequentially, from remaining Principal Payment Amount, until the Note Principal Balance of such class has been reduced to zero; and

3)

Any remainder as part of Net Monthly Excess Cashflow as described below.

On or after the Stepdown Date on which a Trigger Event is not in effect:

1)

The Class A Principal Distribution Amount to the holders of the Class A-1 Notes and Class A-2 Notes, pro rata, until the Note Principal Balance of each such class has been reduced to zero;

2)

To the holders of the Class M-1 Notes, the Class M-1 Principal Distribution Amount until the Note Principal Balance of such class has been reduced to zero;

3)

To the holders of the Class M-2 Notes, the Class M-2 Principal Distribution Amount until the Note Principal Balance of such class has been reduced to zero;

4)

To the holders of the Class M-3 Notes, the Class M-3 Principal Distribution Amount until the Note Principal Balance of such class has been reduced to zero;

5)

To the holders of the Class M-4 Notes, the Class M-4 Principal Distribution Amount until the Note Principal Balance of such class has been reduced to zero;

6)

To the holders of the Class M-5 Notes, the Class M-5 Principal Distribution Amount until the Note Principal Balance of such class has been reduced to zero;

7)

To the holders of the Class B-1 Notes, the Class B-1 Principal Distribution Amount until the Note Principal Balance of such class has been reduced to zero;

8)

To the holders of the Class B-2 Notes, the Class B-2 Principal Distribution Amount until the Note Principal Balance of such class has been reduced to zero; and

9)

Any remainder as part of  Net Monthly Excess Cashflow as described below.

Swap Payments:

Funds payable under the swap agreement will be deposited into a reserve account (the “Swap Account”).

Net Swap Payments and Swap Termination Payments (not due to a Swap Provider Trigger Event) that are payable to the Swap Provider will be paid to the Swap Account from any available funds prior to distributions on the Notes and will be distributed to the Swap Provider on each Payment Date in the following order of priority:

1)

to the Swap Provider, any Net Swap Payment owed for such Payment Date; and

2)

to the Swap Provider, any Swap Termination Payment not due to a Swap Provider Trigger Event.

All payments payable by the Swap Provider under each Swap Agreement will be deposited into the Swap Account and will be distributed on each  Payment Date in the following order of priority:

1)

to the holders of the Class A Notes, on a pro rata basis, to pay the related Interest Distribution Amount to the extent unpaid from the Interest Remittance Amount;

2)

to the holders of the Class M Notes and Class B Notes, sequentially, to pay the related Interest Distribution Amount to the extent unpaid from the Interest Remittance Amount;

3)

to pay as principal to the Class A, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1 and Class B-2 Notes to maintain the Overcollateralization Target Amount for such Payment Date (to the extent the Overcollateralization Amount is reduced below the Overcollateralization Target Amount and to the extent not covered by Net Monthly Excess Cashflow) distributed in the same manner and priority as the Principal Distribution Amount; and

4)

to pay, first to the Class A Notes on a pro rata basis, and second, sequentially to the Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1 and Class B-2 Notes, in that order, any Basis Risk Carryover Amounts for such Payment Date;

5)

to the party named in the Indenture and Trust Agreement, any remaining amounts.

Net Monthly Excess Cashflow Distributions:

With respect to any Payment Date, “Net Monthly Excess Cashflow for such Payment Date shall be distributed as follows to the extent not covered by amounts paid pursuant to the Swap Agreement (other than in the case of clause (i) below):

(i)

the  holders  of  the  class  or  classes  of  Notes  then  entitled  to  receive distributions in respect of principal, in an amount equal to the Extra Principal Payment Amount,  distributable  as  part  of  the  Principal Payment Amount;

(ii)

to the holders of the Class A-1 Notes and Class A-2 Notes, pro rata, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class B-1 and Class B-2 Notes, in that order, in an amount equal to the Deferred Interest for such Notes;

(iii)

to the holders of the Class A Notes, pro rata, any Basis Risk Carryover Amounts for such classes;

(iv)

to the holders of the Class M Notes and Class B Notes, sequentially, any Basis Risk Carryover Amounts for such classes;

(v)

to the Swap Provider, any Swap Termination Payment to the extent not previously paid to the Swap Provider; and

(vi)

to the holder of the Equity Certificate as provided in the Indenture and the Trust Agreement.

Overcollateralization Deficiency Amount:	For any Payment Date, the amount, if any, by which the Overcollateralization Target Amount exceeds the Overcollateralization Amount on such Payment Date.
Overcollateralization Target Amount:

With respect to any payment date (a) prior to the Stepdown Date, approximately 0.70% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date, (b) on or after the Stepdown Date and if a Trigger Event is not in effect, the greater of (i) the lesser of (1) approximately 0.70% of the aggregate Stated Principal Balance of the mortgage loans as of the cut-off date and (2) 1.40% of the then current aggregate Stated Principal Balance of the mortgage loans as of that Payment Date and (ii) the Overcollateralization Floor, which is approximately $5,000,000 and (c) on or after the Stepdown Date and if a Trigger Event is in effect, the Overcollateralization Target Amount for the immediately preceding Payment Date.

Overcollateralization Release Amount:

With respect to any Payment Date is the lesser of (x) the sum of the Principal Remittance Amount for such Payment Date and (y) the excess, if any, of (i) the Overcollateralization Amount for such Payment Date (assuming that 100% of the Principal Payment Amount is applied as a principal payment on such Payment Date) over (ii) the Overcollateralization Target Amount for such Payment Date (with the amount pursuant to this clause (y) deemed to be $0 if the Overcollateralization Amount is less than or equal to the Overcollateralization Target Amount on that Payment Date).

Overcollateralization Amount:	For any Payment Date, the amount, if any, by which (i) the aggregate Stated Principal Balance of the mortgage loans exceeds (ii) the aggregate Note Principal Balance of the Notes.
Realized Losses:

With respect to a mortgage loan is (1) a Bankruptcy Loss or (2) as to any Liquidated Mortgage Loan, the unpaid principal balance thereof plus accrued and unpaid interest thereon at the mortgage rate through the last day of the month of liquidation less the net liquidation proceeds with respect to such mortgage loan and the related mortgaged property.

Deferred Interest:

For any class of notes and any payment date, (a) the amount of interest accrued on the Principal Deficiency Amount for such class of notes (b) any amounts due pursuant to clause (a) for such class for prior payment dates that remain unpaid and (c) interest accrued during the related accrual period on the amount described in clause (b) at the applicable Note Interest Rate.

Principal Deficiency Amount:

To the extent that the aggregate Note Principal Balance of the notes exceeds the aggregate stated principal balance of the mortgage loans, a “Principal Deficiency Amount” is created for each class of notes (not to exceed the class principal balance of each such class of notes) in inverse order of seniority. For purposes of allocating a Principal Deficiency Amount the Class A-1 Notes are senior to the Class A-2 Notes.

Stepdown Date:

The later to occur of (x) the Payment Date occurring in December 2008 and (y) the first Payment Date on which the Credit Enhancement Percentage for the Class A Notes (calculated for this purpose only after taking into account distributions of principal on the related mortgage loans, but prior to any distribution of the Principal Payment Amounts to the holders of the Notes then entitled to distributions of principal on such Payment Date)  is greater than or equal to approximately 13.90%.

Trigger Event:

A “Trigger Event,” with respect to each Payment Date on or after the Stepdown Date, exists (i) if the three-month rolling average of the percent equal to the aggregate Stated Principal Balance of the related mortgage loans that are 60 days or more delinquent or are in bankruptcy or foreclosure or are REO properties over  the aggregate Stated Principal Balance of the related mortgage loans as of the last day of the related due period, equals or exceeds 38% of  the aggregate Note Principal Balance of the Class M Notes and Class B Notes plus the Overcollateralization Amount or (ii) if the Cumulative Loss Test has been violated.

Cumulative Loss Test:

The Cumulative Loss Test is violated on any Payment Date if the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related Due Period divided by the aggregate principal balance of the mortgage loans as of the Cut-Off Date exceeds the applicable percentages set forth below with respect to such Payment Date.

Payment Date:                                                      Percentage

December 2008 through November 2009:                    [x.xx]

December 2009 through November 2010:                    [x.xx]

December 2010 through November 2011:                    [x.xx]

December 2011 and thereafter:                                     [x.xx]

Class A Principal Distribution Amount:

For any applicable Payment Date on or after the Stepdown Date as long as a Trigger Event has not occurred with respect to such Payment Date, an amount equal to the lesser of (A) the related Principal Payment Amount for such Payment Date and (B) an amount equal to the excess of (x) the aggregate Note Principal Balance of the Class A-1 Notes and Class A-2 Notes immediately prior to such Payment Date over (y) the lesser of (A) the product of  (i) [86.10]% and (ii) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period and (B) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period minus the OC Floor.

Class M-1 Principal Distribution Amount:

For any applicable Payment Date on or after the Stepdown Date as long as a Trigger Event has not occurred with respect to such Payment Date, an amount equal to the lesser of (x) the remaining Principal Payment Amount for that Payment Date after payment of the Class A Principal Distribution Amount and (y) the excess, if any, of (A) the sum of (1) the aggregate Note Principal Balance of the Class A Notes (after taking into account the payment of the Class A Principal Distribution Amount and (2) the Note Principal Balance of the Class M-1 Notes immediately prior to such Payment Date, over (B) the lesser of (a) the product of (i) approximately [88.70]% and (ii) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period, and (b) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period minus the  OC Floor.

Class M-2 Principal Distribution Amount:

For any applicable Payment Date on or after the Stepdown Date as long as a Trigger Event has not occurred with respect to such Payment Date, an amount equal to the lesser of (x) the remaining Principal Payment Amount for that Payment Date after payment of the Class A Principal Distribution Amount and the Class M-1 Principal Distribution Amount and (y) the excess, if any, of (A) the sum of (1) the aggregate Note Principal Balance of the Class A Notes (after taking into account the payment of the Class A Principal Distribution Amount for such Payment Date), (2) the Note Principal Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Distribution Amount for such Payment Date) and (3) the Note Principal Balance of the Class M-2 Notes immediately prior to such Payment Date, over (B) the lesser of (a) the product of (i) approximately [90.60]% and (ii) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period, and (b) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period minus the OC Floor.

Class M-3 Principal Distribution Amount:

For any applicable Payment Date on or after the Stepdown Date as long as a Trigger Event has not occurred with respect to such Payment Date, an amount equal to the lesser of (x) the remaining Principal Payment Amount for that Payment Date after payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount and the Class M-2 Principal Distribution Amount and (y) the excess, if any, of (A) the sum of (1) the aggregate Note Principal Balance of the Class A Notes (after taking into account the payment of the Class A Principal Distribution Amount for such Payment Date), (2) the Note Principal Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Distribution Amount for such Payment Date), (3) the Note Principal Balance of the Class M-2 Notes (after taking into account the payment of the Class M-2 Principal Distribution Amount for such Payment Date) and (4) the Note Principal Balance of the Class M-3 Notes immediately prior to such Payment Date, over (B) the lesser of (a) the product of (i) approximately [91.90]% and (ii) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period, and (b) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period minus the OC Floor.

Class M-4 Principal Distribution Amount:

For any applicable Payment Date on or after the Stepdown Date as long as a Trigger Event has not occurred with respect to such Payment Date, an amount equal to the lesser of (x) the remaining Principal Payment Amount for that Payment Date after payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount and Class M-3 Principal Distribution Amount and (y) the excess, if any, of (A) the sum of (1) the aggregate Note Principal Balance of the Class A Notes (after taking into account the payment of the Class A Principal Distribution Amount for such Payment Date), (2) the Note Principal Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Distribution Amount for such Payment Date), (3) the Note Principal Balance of the Class M-2 Notes (after taking into account the payment of the Class M-2 Principal Distribution Amount for such Payment Date), (4) the Note Principal Balance of the Class M-3 Notes (after taking into account the payment of the Class M-3 Principal Distribution Amount for such Payment Date) and (5) the Note Principal Balance of the Class M-4 Notes immediately prior to such Payment Date over (B) the lesser of (a) the product of (i) approximately [94.10]% and (ii) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period, and (b) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period minus the OC Floor.

Class M-5 Principal Distribution Amount:

For any applicable Payment Date on or after the Stepdown Date as long as a Trigger Event has not occurred with respect to such Payment Date, an amount equal to the lesser of (x) the remaining Principal Payment Amount for that Payment Date after payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount and Class M-4 Principal Distribution Amount  (y) the excess, if any, of (A) the sum of (1) the aggregate Note Principal Balance of the Class A Notes (after taking into account the payment of the Class A Principal Distribution Amount for such Payment Date), (2) the Note Principal Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Distribution Amount for such Payment Date), (3) the Note Principal Balance of the Class M-2 Notes (after taking into account the payment of the Class M-2 Principal Distribution Amount for such Payment Date), (4) the Note Principal Balance of the Class M-3 Notes (after taking into account the payment of the Class M-3 Principal Distribution Amount for such Payment Date),  (5) the Note Principal Balance of the Class M-4 Notes (after taking into account the payment of the Class M-4 Principal Distribution Amount for such Payment Date),  and (6) the Note Principal Balance of the Class M-5 Notes immediately prior to such Payment Date, over (B) the lesser of (a) the product of (i) approximately  [96.80]% and (ii) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period, and (b) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period minus the OC Floor.

Class B-1 Principal Distribution Amount:

For any applicable Payment Date on or after the Stepdown Date as long as a Trigger Event has not occurred with respect to such Payment Date, an amount equal to the lesser of (x) the remaining Principal Payment Amount for that Payment Date after payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount and Class M-5 Principal Distribution Amount  (y) the excess, if any, of (A) the sum of (1) the aggregate Note Principal Balance of the Class A Notes (after taking into account the payment of the Class A Principal Distribution Amount for such Payment Date), (2) the Note Principal Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Distribution Amount for such Payment Date), (3) the Note Principal Balance of the Class M-2 Notes (after taking into account the payment of the Class M-2 Principal Distribution Amount for such Payment Date), (4) the Note Principal Balance of the Class M-3 Notes (after taking into account the payment of the Class M-3 Principal Distribution Amount for such Payment Date),  (5) the Note Principal Balance of the Class M-4 Notes (after taking into account the payment of the Class M-4 Principal Distribution Amount for such Payment Date),  (6) the Note Principal Balance of the Class M-5 Notes (after taking into account the payment of the Class M-5 Principal Distribution Amount for such Payment Date) and (7) the Note Principal Balance of the Class B-1 Notes immediately prior to such Payment Date over (B) the lesser of (a) the product of (i) approximately  [97.80]% and (ii) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period, and (b) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period minus the OC Floor.

Class B-2 Principal Distribution Amount:

For any applicable Payment Date on or after the Stepdown Date as long as a Trigger Event has not occurred with respect to such Payment Date, an amount equal to the lesser of  (x) the remaining Principal Payment Amount for that Payment Date after payment of the Class A Principal Distribution Amount, the Class M-1 Principal Distribution Amount, the Class M-2 Principal Distribution Amount, Class M-3 Principal Distribution Amount, Class M-4 Principal Distribution Amount, Class M-5 Principal Distribution Amount and Class B-1 Principal Distribution Amount  (y) the excess, if any, of (A) the sum of (1) the aggregate Note Principal Balance of the Class A Notes (after taking into account the payment of the Class A Principal Distribution Amount for such Payment Date), (2) the Note Principal Balance of the Class M-1 Notes (after taking into account the payment of the Class M-1 Principal Distribution Amount for such Payment Date), (3) the Note Principal Balance of the Class M-2 Notes (after taking into account the payment of the Class M-2 Principal Distribution Amount for such Payment Date), (4) the Note Principal Balance of the Class M-3 Notes (after taking into account the payment of the Class M-3 Principal Distribution Amount for such Payment Date),  (5) the Note Principal Balance of the Class M-4 Notes (after taking into account the payment of the Class M-4 Principal Distribution Amount for such Payment Date),  (6) the Note Principal Balance of the Class M-5 Notes (after taking into account the payment of the Class M-5 Principal Distribution Amount for such Payment Date) , (7) the Note Principal Balance of the Class B-1 Notes (after taking into account the payment of the Class B-1 Principal Distribution Amount for such Payment Date) and (8) the Note Principal Balance of the Class B-2 Notes immediately prior to such Payment Date over (B) the lesser of (a) the product of (i) approximately [98.60]% and (ii) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period, and (b) the aggregate stated principal balance of the mortgage loans as of the last day of the related due period minus the OC Floor.

Swap Agreements:

On the Closing Date, the Issuer will enter into three separate Swap Agreements with initial notional amounts equal to the scheduled principal balances of the 3-year Hybrids ($87,034,766.35), the 5-year Hybrids ($622,948,274.41) and the 7-year Hybrids ($246,391,955.51), respectively. Under the Swap Agreements, on each Payment Date, the Issuer shall be obligated to pay to the Swap Provider an amount equal to [5.11%] (per annum) with respect to the 3-year Hybrids, [5.12%] (per annum) with respect to the 5-year Hybrids and [5.24%] (per annum) with respect to the 7-year Hybrids, in each case on a notional amount equal to the lesser of the related actual collateral balance and the related swap agreement scheduled notional amount set forth in Exhibit I (such lesser amount the “Swap Notional Amount”), and the Issuer will be entitled to receive from the Swap Provider an amount equal to One-Month LIBOR (as determined pursuant to the Swap Agreements) per annum on a notional amount equal to the Swap Notional Amount, accrued during each swap accrual period in each case until the related swap is retired. Under each Swap Agreement, only the net amount of the two obligations above (the “Net Swap Payment”) will be paid by the appropriate party.

Upon early termination of each Swap Agreement, the Issuer or the Swap Provider may be liable to make a termination payment (the “Swap Termination Payment”) to the other party, regardless of which party caused the termination. The Swap Termination Payment will be computed in accordance with the procedures set forth in the Swap Agreements. In the event that the Issuer is required to make a Swap Termination Payment (other than a Swap Termination Payment due to a Swap Provider Trigger Event),  such amount will be paid on the related Payment Date, and on any subsequent Payment Dates until paid in full, prior to distributions to noteholders. Shown in Exhibit I are the swap agreement scheduled notional amounts, which generally have been derived using a prepayment speed of 25% CPR.

Swap Provider:	An entity rated [A/A2] by S&P and Moody’s (which may include an affiliate of the Depositor and/or Underwriter)

Exhibit I-Swap Agreement Scheduled Notional Amounts

Assumptions:

- run to 25% CPR

	3-year	5-year	7-year		3-year	5-year	7-year
period	Hybrids	Hybrids	Hybrids	period	Hybrids	Hybrids	Hybrids
1	87,034,766	622,948,274	246,391,956	43	0	227,594,772	90,020,402
2	84,972,960	608,191,488	240,555,318	44	0	222,203,354	87,887,960
3	82,959,997	593,784,269	234,856,942	45	0	216,939,651	85,806,033
4	80,994,719	579,718,337	229,293,551	46	0	211,800,639	83,773,423
5	79,075,997	565,985,607	223,861,948	47	0	206,783,362	81,788,963
6	77,202,728	552,578,185	218,559,011	48	0	201,884,938	79,851,511
7	75,373,835	539,488,366	213,381,693	49	0	197,102,551	77,959,955
8	73,588,267	526,708,627	208,327,017	50	0	192,433,452	76,113,206
9	71,844,998	514,231,621	203,392,078	51	0	187,874,957	74,310,204
10	70,143,025	502,050,178	198,574,040	52	0	183,424,447	72,549,913
11	68,481,371	490,157,297	193,870,134	53	0	179,079,363	70,831,320
12	66,859,081	478,546,140	189,277,656	54	0	174,837,209	69,153,437
13	65,275,221	467,210,036	184,793,967	55	0	170,695,545	67,515,301
14	63,728,881	456,142,468	180,416,489	56	0	166,651,991	65,915,970
15	62,219,173	445,337,075	176,142,706	57	0	162,704,224	64,354,525
16	60,745,230	434,787,647	171,970,163	58	0	158,849,974	62,830,067
17	59,306,202	424,488,119	167,896,461	59	0	155,087,026	61,341,722
18	57,901,264	414,432,573	163,919,259	60	0	0	59,888,633
19	56,529,609	404,615,229	160,036,270	61	0	0	58,469,966
20	55,190,446	395,030,444	156,245,263	62	0	0	57,084,905
21	53,883,008	385,672,709	152,544,058	63	0	0	55,732,653
22	52,606,542	376,536,645	148,930,530	64	0	0	54,412,434
23	51,360,314	367,617,002	145,402,601	65	0	0	53,123,490
24	50,143,609	358,908,653	141,958,242	66	0	0	51,865,078
25	48,955,726	350,406,592	138,595,475	67	0	0	50,636,476
26	47,795,984	342,105,934	135,312,367	68	0	0	49,436,978
27	46,663,715	334,001,906	132,107,030	69	0	0	48,265,894
28	45,558,269	326,089,851	128,977,622	70	0	0	47,122,551
29	44,479,010	318,365,222	125,922,346	71	0	0	46,006,292
30	43,425,318	310,823,579	122,939,444	72	0	0	44,916,475
31	42,396,587	303,460,586	120,027,202	73	0	0	43,852,475
32	41,392,226	296,272,013	117,183,947	74	0	0	42,813,678
33	40,411,658	289,253,726	114,408,044	75	0	0	41,799,490
34	39,454,319	282,401,694	111,697,898	76	0	0	40,809,326
35	38,519,659	275,711,976	109,051,950	77	0	0	39,842,617
36	0	269,180,728	106,468,682	78	0	0	38,898,808
37	0	262,804,197	103,946,606	79	0	0	37,977,357
38	0	256,578,717	101,484,275	80	0	0	37,077,733
39	0	250,500,710	99,080,272	81	0	0	36,199,420
40	0	244,566,682	96,733,217	82	0	0	35,341,913
41	0	238,773,223	94,441,759	83	0	0	34,504,719
42	0	233,117,003	92,204,583

Exhibit II – Available Funds Cap Schedule

Assumptions:

- One-Month and Six-Month LIBOR at 20%

- 25% CPR to the 20% Optional Termination

	Class A-1	Class A-2	Class M-1	Class M-2	Class M-3	Class M-4
Payment	Effective	Effective	Effective	Effective	Effective	Effective
Date	Coupon	Coupon	Coupon	Coupon	Coupon	Coupon
25-Dec-05	4.34	4.44	4.57	4.60	4.62	4.84
25-Jan-06	11.50	11.50	11.50	11.50	11.50	11.50
25-Feb-06	11.50	11.50	11.50	11.50	11.50	11.50
25-Mar-06	11.50	11.50	11.50	11.50	11.50	11.50
25-Apr-06	11.50	11.50	11.50	11.50	11.50	11.50
25-May-06	11.50	11.50	11.50	11.50	11.50	11.50
25-Jun-06	11.50	11.50	11.50	11.50	11.50	11.50
25-Jul-06	11.50	11.50	11.50	11.50	11.50	11.50
25-Aug-06	11.50	11.50	11.50	11.50	11.50	11.50
25-Sep-06	11.50	11.50	11.50	11.50	11.50	11.50
25-Oct-06	11.50	11.50	11.50	11.50	11.50	11.50
25-Nov-06	11.50	11.50	11.50	11.50	11.50	11.50
25-Dec-06	11.50	11.50	11.50	11.50	11.50	11.50
25-Jan-07	11.50	11.50	11.50	11.50	11.50	11.50
25-Feb-07	11.50	11.50	11.50	11.50	11.50	11.50
25-Mar-07	11.50	11.50	11.50	11.50	11.50	11.50
25-Apr-07	11.50	11.50	11.50	11.50	11.50	11.50
25-May-07	11.50	11.50	11.50	11.50	11.50	11.50
25-Jun-07	11.50	11.50	11.50	11.50	11.50	11.50
25-Jul-07	11.50	11.50	11.50	11.50	11.50	11.50
25-Aug-07	11.50	11.50	11.50	11.50	11.50	11.50
25-Sep-07	11.50	11.50	11.50	11.50	11.50	11.50
25-Oct-07	11.50	11.50	11.50	11.50	11.50	11.50
25-Nov-07	11.50	11.50	11.50	11.50	11.50	11.50
25-Dec-07	11.50	11.50	11.50	11.50	11.50	11.50
25-Jan-08	11.50	11.50	11.50	11.50	11.50	11.50
25-Feb-08	11.50	11.50	11.50	11.50	11.50	11.50
25-Mar-08	11.50	11.50	11.50	11.50	11.50	11.50
25-Apr-08	11.50	11.50	11.50	11.50	11.50	11.50
25-May-08	11.50	11.50	11.50	11.50	11.50	11.50
25-Jun-08	11.50	11.50	11.50	11.50	11.50	11.50
25-Jul-08	11.50	11.50	11.50	11.50	11.50	11.50
25-Aug-08	11.50	11.50	11.50	11.50	11.50	11.50
25-Sep-08	11.50	11.50	11.50	11.50	11.50	11.50
25-Oct-08	11.50	11.50	11.50	11.50	11.50	11.50
25-Nov-08	11.50	11.50	11.50	11.50	11.50	11.50
25-Dec-08	11.50	11.50	11.50	11.50	11.50	11.50
25-Jan-09	11.50	11.50	11.50	11.50	11.50	11.50
25-Feb-09	11.50	11.50	11.50	11.50	11.50	11.50
25-Mar-09	11.50	11.50	11.50	11.50	11.50	11.50
25-Apr-09	11.50	11.50	11.50	11.50	11.50	11.50
25-May-09	11.50	11.50	11.50	11.50	11.50	11.50
25-Jun-09	11.50	11.50	11.50	11.50	11.50	11.50
25-Jul-09	11.50	11.50	11.50	11.50	11.50	11.50
25-Aug-09	11.50	11.50	11.50	11.50	11.50	11.50
25-Sep-09	11.50	11.50	11.50	11.50	11.50	11.50
25-Oct-09	11.50	11.50	11.50	11.50	11.50	11.50
25-Nov-09	11.50	11.50	11.50	11.50	11.50	11.50
25-Dec-09	11.50	11.50	11.50	11.50	11.50	11.50
25-Jan-10	11.50	11.50	11.50	11.50	11.50	11.50
25-Feb-10	11.50	11.50	11.50	11.50	11.50	11.50
25-Mar-10	11.50	11.50	11.50	11.50	11.50	11.50
25-Apr-10	11.50	11.50	11.50	11.50	11.50	11.50
25-May-10	11.50	11.50	11.50	11.50	11.50	11.50
25-Jun-10	11.50	11.50	11.50	11.50	11.50	11.50
25-Jul-10	11.50	11.50	11.50	11.50	11.50	11.50
25-Aug-10	11.50	11.50	11.50	11.50	11.50	11.50
25-Sep-10	11.50	11.50	11.50	11.50	11.50	11.50
25-Oct-10	11.50	11.50	11.50	11.50	11.50	11.50
25-Nov-10	11.50	11.50	11.50	11.50	11.50	11.50
25-Dec-10	11.50	11.50	11.50	11.50	11.50	11.50
25-Jan-11	11.50	11.50	11.50	11.50	11.50	11.50
25-Feb-11	11.50	11.50	11.50	11.50	11.50	11.50
25-Mar-11	11.50	11.50	11.50	11.50	11.50	11.50
25-Apr-11	11.50	11.50	11.50	11.50	11.50	11.50
25-May-11	11.50	11.50	11.50	11.50	11.50	11.50
25-Jun-11	11.50	11.50	11.50	11.50	11.50	11.50
25-Jul-11	11.50	11.50	11.50	11.50	11.50	11.50

Exhibit III- Price/Yield Tables

Assumptions:
	10% CPR	15% CPR	25% CPR	30% CPR	35% CPR	45% CPR	55% CPR

Class A-1 to Maturity
Price: 100.00%
Yield (%)	4.40	4.41	4.42	4.42	4.42	4.42	4.41
WAL (yrs)	7.93	5.57	3.26	2.63	2.17	1.52	1.08
Start Date	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005
End Date	8/25/2034	7/25/2031	4/25/2023	5/25/2020	1/25/2018	10/25/2014	7/25/2012

Class A-2 to Maturity
Price: 100.00%
Yield (%)	4.51	4.52	4.53	4.53	4.54	4.53	4.52
WAL (yrs)	7.93	5.57	3.26	2.63	2.17	1.52	1.08
Start Date	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005
End Date	8/25/2034	7/25/2031	4/25/2023	5/25/2020	1/25/2018	10/25/2014	7/25/2012

Class M-1 to Maturity
Price: 100.00%
Yield (%)	4.64	4.64	4.65	4.65	4.65	4.68	4.73
WAL (yrs)	13.58	9.6	5.69	4.8	4.26	3.86	4.3
Start Date	6/25/2012	3/25/2010	12/25/2008	2/25/2009	3/25/2009	5/25/2009	12/25/2009
End Date	8/25/2029	3/25/2024	4/25/2017	3/25/2015	8/25/2013	6/25/2011	6/25/2010

Class M-2 to Maturity
Price: 100.00%
Yield (%)	4.67	4.67	4.68	4.68	4.68	4.71	4.76
WAL (yrs)	13.5	9.52	5.63	4.72	4.18	3.73	3.93
Start Date	6/25/2012	3/25/2010	12/25/2008	1/25/2009	2/25/2009	4/25/2009	9/25/2009
End Date	9/25/2028	4/25/2023	9/25/2016	8/25/2014	2/25/2013	2/25/2011	12/25/2009

Class M-3 to Maturity
Price: 100.00%
Yield (%)	4.69	4.69	4.7	4.7	4.7	4.73	4.78
WAL (yrs)	13.41	9.44	5.57	4.67	4.14	3.65	3.72
Start Date	6/25/2012	3/25/2010	12/25/2008	1/25/2009	2/25/2009	3/25/2009	7/25/2009
End Date	10/25/2027	6/25/2022	2/25/2016	2/25/2014	9/25/2012	10/25/2010	9/25/2009

Class M-4 to Maturity
Price: 100.00%
Yield (%)	4.92	4.93	4.94	4.94	4.94	4.97	5.04
WAL (yrs)	13.25	9.3	5.47	4.59	4.03	3.53	3.53
Start Date	6/25/2012	3/25/2010	12/25/2008	12/25/2008	1/25/2009	2/25/2009	4/25/2009
End Date	1/25/2027	10/25/2021	8/25/2015	9/25/2013	5/25/2012	7/25/2010	7/25/2009

Assumptions:
	10% CPR	15% CPR	25% CPR	30% CPR	35% CPR	45% CPR	55% CPR

Class A-1 to 20% Optional Termination
Price: 100.00%
Yield (%)	4.38	4.38	4.38	4.38	4.38	4.38	4.38
WAL (yrs)	6.95	4.71	2.68	2.15	1.76	1.27	0.96
Start Date	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005
End Date	12/25/2019	10/25/2015	7/25/2011	6/25/2010	8/25/2009	8/25/2008	12/25/2007

Class A-2 to 20% Optional Termination
Price: 100.00%
Yield	4.48	4.48	4.48	4.48	4.48	4.48	4.48
WAL (yrs)	6.95	4.71	2.68	2.15	1.76	1.27	0.96
Start Date	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005	12/25/2005
End Date	12/25/2019	10/25/2015	7/25/2011	6/25/2010	8/25/2009	8/25/2008	12/25/2007

Class M-1 to 20% Optional Termination
Price: 100.00%
Yield	4.61	4.61	4.61	4.61	4.61	4.61	4.61
WAL (yrs)	11.65	7.97	4.6	3.91	3.5	2.74	2.07
Start Date	6/25/2012	3/25/2010	12/25/2008	2/25/2009	3/25/2009	8/25/2008	12/25/2007
End Date	12/25/2019	10/25/2015	7/25/2011	6/25/2010	8/25/2009	8/25/2008	12/25/2007

Class M-2 to 20% Optional Termination
Price: 100.00%
Yield	4.64	4.64	4.64	4.64	4.64	4.64	4.64
WAL (yrs)	11.65	7.97	4.59	3.88	3.47	2.74	2.07
Start Date	6/25/2012	3/25/2010	12/25/2008	1/25/2009	2/25/2009	8/25/2008	12/25/2007
End Date	12/25/2019	10/25/2015	7/25/2011	6/25/2010	8/25/2009	8/25/2008	12/25/2007

Class M-3 to 20% Optional Termination
Price: 100.00%
Yield	4.66	4.66	4.66	4.66	4.66	4.66	4.66
WAL (yrs)	11.65	7.97	4.59	3.88	3.46	2.74	2.07
Start Date	6/25/2012	3/25/2010	12/25/2008	1/25/2009	2/25/2009	8/25/2008	12/25/2007
End Date	12/25/2019	10/25/2015	7/25/2011	6/25/2010	8/25/2009	8/25/2008	12/25/2007

Class M-4 to 20% Optional Termination
Price: 100.00%
Yield	4.89	4.89	4.89	4.89	4.89	4.89	4.89
WAL (yrs)	11.65	7.97	4.59	3.88	3.43	2.74	2.07
Start Date	6/25/2012	3/25/2010	12/25/2008	12/25/2008	1/25/2009	8/25/2008	12/25/2007
End Date	12/25/2019	10/25/2015	7/25/2011	6/25/2010	8/25/2009	8/25/2008	12/25/2007

Exhibit IV – Collateral Summary

*The collateral summary is on the funded loans, less the prefund.  The prefunded loans will be of similar characteristics.

HomeBanc Mortgage Trust, Series 2005-5
Preliminary Collateral Information As of November 1, 2005

TOTAL CURRENT BALANCE:	$873,968,487.56
TOTAL ORIGINAL BALANCE:	$875,813,965.00

NUMBER OF LOANS:	4,072

	TOTAL	MIN	MAX
AVG CURRENT BALANCE:	$214,628.80	$8,073.28	$2,400,000.00
AVG ORIGINAL AMOUNT:	$215,082.01	$10,000.00	$2,400,000.00

WAVG GROSS COUPON:	6.074%	4.750%	9.875%
WAVG GROSS MARGIN:	2.331%	1.500%	5.125%
WAVG MAX INT RATE:	12.945%	10.250%	16.000%
WAVG PERIODIC RATE CAP:	5.000%	5.000%	5.000%
*Non -zero weighted average
WAVG ORIGINAL LTV:	82.51%	14.61%	100.00%
WAVG ORIGINAL CLTV:	86.26%	14.61%	100.00%

WAVG FICO SCORE:	729	620	822
*Non -zero weighted average
WAVG ORIGINAL TERM:	354	240	360
WAVG REMAINING TERM:	353	237	360
WAVG SEASONING:	1	0	4

WAVG RATE ADJ FREQ:	6	1	6

INTEREST ONLY:	99.97% of the loans are interest only with 10 year interest only period.

TOP 3 STATES:	Florida	57.99%
	Georgia	34.23%
	North Carolina	6.50%

MAXIMUM 3 ZIP CODES:	Pampano Beach, FL	33076	1.07%
	Duluth, GA	30097	1.06%
	New Smyrna Beach, FL	32169	1.02%

FIRST PAY DATE:		8/1/2005	12/1/2005
RATE CHANG DATE:		12/1/2005	11/1/2012
MATURE DATE:		8/1/2025	11/1/2035

CURRENT BALANCE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE	PERCENT OF OVERALL CURRENT BALANCE	WEIGHTED AVERAGE CURRENT GROSS COUPON	WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE	WEIGHTED AVERAGE LOAN TO VALUE	PERCENT FULL DOC
0 - 50,000	717	20,544,351	2.35	8.046	728	28,653	95.12	95.40
50,001 - 100,000	320	24,113,177	2.76	7.262	727	75,354	86.86	79.10
100,001 - 150,000	666	84,824,424	9.71	6.200	727	127,364	84.55	69.76
150,001 - 200,000	704	122,952,830	14.07	6.135	731	174,649	85.72	66.89
200,001 - 250,000	446	100,216,192	11.47	6.041	727	224,700	84.56	65.05
250,001 - 300,000	338	92,456,222	10.58	5.977	731	273,539	83.53	57.89
300,001 - 350,000	235	76,038,868	8.70	5.994	727	323,570	83.17	58.98
350,001 - 400,000	167	63,148,120	7.23	5.958	728	378,132	81.40	55.13
400,001 - 450,000	109	46,369,070	5.31	5.916	724	425,404	83.44	58.59
450,001 - 500,000	92	43,964,046	5.03	5.858	731	477,870	80.76	58.55
500,001 - 550,000	63	33,084,873	3.79	5.856	732	525,157	82.73	60.35
550,001 - 600,000	51	29,193,567	3.34	5.840	731	572,423	81.27	64.92
600,001 - 650,000	56	35,348,563	4.04	5.837	734	631,224	77.50	60.36
650,001 - 700,000	17	11,523,500	1.32	5.884	710	677,853	76.45	76.45
700,001 - 750,000	14	10,275,988	1.18	5.775	737	733,999	70.31	78.25
750,001 - 800,000	11	8,602,349	0.98	5.974	719	782,032	71.46	73.02
800,001 - 850,000	8	6,613,000	0.76	5.919	722	826,625	69.93	75.22
850,001 - 900,000	8	6,978,850	0.80	5.873	726	872,356	72.05	50.07
900,001 - 950,000	5	4,689,000	0.54	5.627	723	937,800	78.55	100.00
950,001 - 1,000,000	22	21,813,550	2.50	5.722	710	991,525	72.89	86.36
1,000,001 - 1,100,000	3	3,207,000	0.37	6.324	695	1,069,000	74.40	67.26
1,100,001 - 1,200,000	7	8,154,150	0.93	5.607	739	1,164,879	77.12	100.00
1,200,001 - 1,300,000	6	7,483,250	0.86	5.993	757	1,247,208	71.34	83.91
1,300,001 - 1,400,000	1	1,344,750	0.15	5.875	775	1,344,750	75.00	100.00
1,400,001 - 1,500,000	1	1,500,000	0.17	7.375	719	1,500,000	68.34	0.00
1,500,001 +	5	9,528,800	1.09	5.893	759	1,905,760	70.57	79.02
TOTAL	4,072	873,968,488	100.00	6.074	729	214,629	82.51	65.47

GROSS COUPON	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE	PERCENT OF OVERALL CURRENT BALANCE	WEIGHTED AVERAGE CURRENT GROSS COUPON	WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE	WEIGHTED AVERAGE LOAN TO VALUE	PERCENT FULL DOC
4.500 - 4.999	20	6,693,063	0.77	4.848	747	334,653	76.84	85.74
5.000 - 5.499	359	108,793,082	12.45	5.279	735	303,045	75.74	83.40
5.500 - 5.999	1,158	345,651,697	39.55	5.703	730	298,490	76.14	72.95
6.000 - 6.499	806	195,563,618	22.38	6.191	726	242,635	85.98	64.89
6.500 - 6.999	661	149,322,474	17.09	6.643	728	225,904	94.24	38.81
7.000 - 7.499	214	22,502,740	2.57	7.181	727	105,153	87.84	34.56
7.500 - 7.999	321	24,541,116	2.81	7.663	718	76,452	88.10	48.44
8.000 - 8.499	273	9,437,087	1.08	8.149	729	34,568	95.10	94.95
8.500 - 8.999	194	8,498,872	0.97	8.673	698	43,809	96.77	87.19
9.000 - 9.499	37	1,608,900	0.18	9.179	676	43,484	95.52	84.80
9.500 - 9.999	29	1,355,838	0.16	9.610	671	46,753	99.24	97.15
TOTAL	4,072	873,968,488	100.00	6.074	729	214,629	82.51	65.47

GROSS MARGIN	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE	PERCENT OF OVERALL CURRENT BALANCE	WEIGHTED AVERAGE CURRENT GROSS COUPON	WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE	WEIGHTED AVERAGE LOAN TO VALUE	PERCENT FULL DOC
1.500	1	110,350	0.01	5.250	774	110,350	79.97	0.00
1.625	1	350,000	0.04	5.375	734	350,000	65.69	100.00
1.750	2	771,562	0.09	5.375	727	385,781	63.10	25.92
2.125	1	190,000	0.02	5.500	705	190,000	79.83	100.00
2.250	3,100	829,236,588	94.88	5.978	729	267,496	81.92	64.32
2.500	1	79,600	0.01	7.500	766	79,600	100.00	100.00
2.750	8	1,347,436	0.15	6.275	729	168,429	88.80	62.12
3.000	48	1,881,904	0.22	7.049	759	39,206	87.45	100.00
3.125	1	25,000	0.00	7.125	741	25,000	93.51	100.00
3.250	19	910,188	0.10	7.245	742	47,905	89.05	93.77
3.255	1	30,000	0.00	7.500	789	30,000	89.50	100.00
3.375	63	2,661,599	0.30	7.500	761	42,248	92.43	100.00
3.500	149	8,389,643	0.96	7.413	748	56,306	91.89	73.65
3.625	28	1,251,450	0.14	7.784	732	44,695	93.46	100.00
3.750	75	3,680,330	0.42	7.878	722	49,071	96.35	89.04
3.875	102	4,773,912	0.55	8.254	728	46,803	96.00	93.98
4.000	127	3,665,084	0.42	8.023	726	28,859	94.70	98.01
4.125	83	3,864,857	0.44	8.109	715	46,565	96.23	91.65
4.250	25	701,200	0.08	8.375	706	28,048	94.33	100.00
4.375	48	1,831,578	0.21	8.810	705	38,158	95.76	91.87
4.500	40	1,277,830	0.15	8.663	711	31,946	93.67	63.43
4.625	13	497,951	0.06	8.625	654	38,304	94.08	100.00
4.750	96	4,660,889	0.53	8.370	692	48,551	97.30	86.22
4.875	5	141,150	0.02	9.352	725	28,230	96.02	39.74
5.000	9	397,700	0.05	9.429	648	44,189	94.19	100.00
5.125	26	1,240,688	0.14	9.578	670	47,719	100.00	100.00
TOTAL	4,072	873,968,488	100.00	6.074	729	214,629	82.51	65.47

MAX INTEREST RATE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE	PERCENT OF OVERALL CURRENT BALANCE	WEIGHTED AVERAGE CURRENT GROSS COUPON	WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE	WEIGHTED AVERAGE LOAN TO VALUE	PERCENT FULL DOC
10.001 - 10.250	1	608,000	0.07	5.250	679	608,000	80.00	100.00
10.251 - 10.500	3	621,900	0.07	5.805	736	207,300	72.66	100.00
10.501 - 10.750	2	609,235	0.07	5.070	766	304,618	73.79	100.00
10.751 - 11.000	11	3,873,300	0.44	5.061	726	352,118	78.63	100.00
11.001 - 11.250	30	9,349,245	1.07	5.211	732	311,642	73.43	79.20
11.251 - 11.500	89	30,415,734	3.48	5.436	736	341,750	75.12	80.27
11.501 - 11.750	104	31,342,503	3.59	5.706	729	301,370	75.50	78.83
11.751 - 12.000	118	33,305,812	3.81	5.881	733	282,253	79.75	79.03
12.001 - 12.250	73	16,579,412	1.90	6.194	732	227,115	90.89	58.50
12.251 - 12.500	91	18,025,893	2.06	6.430	722	198,087	91.69	43.45
12.501 - 12.750	39	8,478,450	0.97	6.761	721	217,396	88.76	41.17
12.751 - 13.000	2,473	662,581,538	75.81	5.971	729	267,926	82.19	64.09
13.001 - 13.250	17	3,282,747	0.38	7.203	733	193,103	84.88	0.00
13.251 - 13.500	24	6,242,767	0.71	7.424	697	260,115	77.28	6.56
13.501 - 13.750	24	3,835,150	0.44	7.650	697	159,798	86.42	4.69
13.751 - 14.000	15	4,067,050	0.47	7.877	696	271,137	77.95	3.13
14.001 +	958	40,749,752	4.66	8.024	725	42,536	95.57	91.49
TOTAL	4,072	873,968,488	100.00	6.074	729	214,629	82.51	65.47

PERIODIC RATE CAP	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE	PERCENT OF OVERALL CURRENT BALANCE	WEIGHTED AVERAGE CURRENT GROSS COUPON	WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE	WEIGHTED AVERAGE LOAN TO VALUE	PERCENT FULL DOC
N/A	4,056	867,516,252	99.26	6.078	729	213,885	82.57	65.22
5.000	16	6,452,235	0.74	5.660	740	403,265	74.25	100.00
TOTAL	4,072	873,968,488	100.00	6.074	729	214,629	82.51	65.47

ORIGINAL TERM	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE	PERCENT OF OVERALL CURRENT BALANCE	WEIGHTED AVERAGE CURRENT GROSS COUPON	WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE	WEIGHTED AVERAGE LOAN TO VALUE	PERCENT FULL DOC
240	959	40,821,652	4.67	8.026	725	42,567	95.58	91.51
300	22	8,163,047	0.93	5.641	740	371,048	73.58	91.65
360	3,091	824,983,788	94.40	5.982	729	266,899	81.95	63.93
TOTAL	4,072	873,968,488	100.00	6.074	729	214,629	82.51	65.47

REMAINING TERM	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE	PERCENT OF OVERALL CURRENT BALANCE	WEIGHTED AVERAGE CURRENT GROSS COUPON	WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE	WEIGHTED AVERAGE LOAN TO VALUE	PERCENT FULL DOC
237	13	557,840	0.06	7.427	731	42,911	94.90	83.42
238	366	15,585,284	1.78	7.818	723	42,583	95.57	90.99
239	374	16,051,033	1.84	8.072	728	42,917	95.68	93.13
240	206	8,627,495	0.99	8.353	722	41,881	95.46	89.97
297	2	378,000	0.04	5.566	729	189,000	81.80	100.00
298	8	2,511,247	0.29	5.618	745	313,906	77.83	77.24
299	8	3,464,350	0.40	5.562	741	433,044	66.49	96.81
300	4	1,809,450	0.21	5.842	733	452,363	79.54	100.00
356	2	276,150	0.03	6.558	718	138,075	97.50	50.41
357	62	17,213,974	1.97	5.756	728	277,645	81.70	63.23
358	1,128	305,194,429	34.92	5.991	730	270,562	83.13	63.84
359	1,204	317,224,435	36.30	5.959	729	263,475	81.09	64.95
360	695	185,074,800	21.18	6.028	726	266,295	81.47	62.38
TOTAL	4,072	873,968,488	100.00	6.074	729	214,629	82.51	65.47

MONTHS TO NEXT RATE ADJ	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE	PERCENT OF OVERALL CURRENT BALANCE	WEIGHTED AVERAGE CURRENT GROSS COUPON	WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE	WEIGHTED AVERAGE LOAN TO VALUE	PERCENT FULL DOC
1	1	200,000	0.02	5.375	729	200,000	14.81	100.00
3	15	935,840	0.11	6.676	730	62,389	89.61	90.12
4	360	17,448,744	2.00	7.457	727	48,469	92.99	88.67
5	234	13,428,310	1.54	7.230	732	57,386	86.12	87.34
6	99	6,113,985	0.70	7.312	730	61,757	90.35	93.05
33	8	2,833,452	0.32	5.674	728	354,182	77.61	49.21
34	114	27,586,641	3.16	5.781	732	241,988	77.89	65.09
35	119	33,795,100	3.87	5.942	731	283,992	77.21	64.90
36	51	11,850,450	1.36	5.887	728	232,362	77.67	57.49
56	2	276,150	0.03	6.558	718	138,075	97.50	50.41
57	44	10,973,124	1.26	5.813	732	249,389	84.27	65.60
58	833	212,209,388	24.28	6.036	729	254,753	84.91	62.56
59	962	209,555,338	23.98	6.045	729	217,833	83.43	66.02
60	536	111,423,160	12.75	6.196	726	207,879	84.37	62.03
81	11	3,634,497	0.42	5.712	711	330,409	76.88	63.07
82	194	65,819,088	7.53	5.960	735	339,274	79.74	68.03
83	270	79,761,070	9.13	5.935	727	295,411	78.20	65.38
84	219	66,124,150	7.57	5.948	725	301,937	78.21	65.63
TOTAL	4,072	873,968,488	100.00	6.074	729	214,629	82.51	65.47

RATE ADJ FREQ	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE	PERCENT OF OVERALL CURRENT BALANCE	WEIGHTED AVERAGE CURRENT GROSS COUPON	WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE	WEIGHTED AVERAGE LOAN TO VALUE	PERCENT FULL DOC
1 Months	1	200,000	0.02	5.375	729	200,000	14.81	100.00
6 Months	4,071	873,768,488	99.98	6.075	729	214,632	82.52	65.46
TOTAL	4,072	873,968,488	100.00	6.074	729	214,629	82.51	65.47

NEXT RATE CHANGE DATE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE	PERCENT OF OVERALL CURRENT BALANCE	WEIGHTED AVERAGE CURRENT GROSS COUPON	WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE	WEIGHTED AVERAGE LOAN TO VALUE	PERCENT FULL DOC
12/1/2005	1	200,000	0.02	5.375	729	200,000	14.81	100.00
2/1/2006	15	935,840	0.11	6.676	730	62,389	89.61	90.12
3/1/2006	360	17,448,744	2.00	7.457	727	48,469	92.99	88.67
4/1/2006	234	13,428,310	1.54	7.230	732	57,386	86.12	87.34
5/1/2006	99	6,113,985	0.70	7.312	730	61,757	90.35	93.05
8/1/2008	8	2,833,452	0.32	5.674	728	354,182	77.61	49.21
9/1/2008	114	27,586,641	3.16	5.781	732	241,988	77.89	65.09
10/1/2008	119	33,795,100	3.87	5.942	731	283,992	77.21	64.90
11/1/2008	51	11,850,450	1.36	5.887	728	232,362	77.67	57.49
7/1/2010	2	276,150	0.03	6.558	718	138,075	97.50	50.41
8/1/2010	44	10,973,124	1.26	5.813	732	249,389	84.27	65.60
9/1/2010	833	212,209,388	24.28	6.036	729	254,753	84.91	62.56
10/1/2010	962	209,555,338	23.98	6.045	729	217,833	83.43	66.02
11/1/2010	536	111,423,160	12.75	6.196	726	207,879	84.37	62.03
8/1/2012	11	3,634,497	0.42	5.712	711	330,409	76.88	63.07
9/1/2012	194	65,819,088	7.53	5.960	735	339,274	79.74	68.03
10/1/2012	270	79,761,070	9.13	5.935	727	295,411	78.20	65.38
11/1/2012	219	66,124,150	7.57	5.948	725	301,937	78.21	65.63
TOTAL	4,072	873,968,488	100.00	6.074	729	214,629	82.51	65.47

LIEN POSITION	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE	PERCENT OF OVERALL CURRENT BALANCE	WEIGHTED AVERAGE CURRENT GROSS COUPON	WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE	WEIGHTED AVERAGE LOAN TO VALUE	PERCENT FULL DOC
FIRST LIEN	3,113	833,146,836	95.33	5.979	729	267,635	81.87	64.20
SECOND LIEN (1)	623	28,302,379	3.24	8.087	722	45,429	95.89	90.18
SECOND LIEN (2)	336	12,519,273	1.43	7.888	732	37,260	94.88	94.51
TOTAL	4,072	873,968,488	100.00	6.074	729	214,629	82.51	65.47

(1) All of the second lien mortgage loans HomeBanc originates are “piggyback” second liens to a first lien mortgage loan that was originated simultaneously. This bucket represents the population of second lien mortgage loans that have a corresponding first lien mortgage loan in the transaction.

(2)This bucket represents the population of second liens which do not have the corresponding first lien in this transaction.

ORIGINAL LTV/CLTV	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE	PERCENT OF OVERALL CURRENT BALANCE	WEIGHTED AVERAGE CURRENT GROSS COUPON	WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE	WEIGHTED AVERAGE LOAN TO VALUE	PERCENT FULL DOC
LTV (FIRST LIEN)	3,113	833,146,836	95.33	5.979	729	267,635	81.87	64.20
0.00 - 30.00	16	3,246,000	0.37	5.638	767	202,875	23.79	20.31
30.01 - 40.00	22	3,892,148	0.45	5.734	750	176,916	35.40	66.96
40.01 - 50.00	56	15,833,016	1.81	5.747	749	282,732	46.62	53.26
50.01 - 55.00	34	11,243,200	1.29	5.809	736	330,682	52.52	41.35
55.01 - 60.00	62	21,786,137	2.49	5.809	739	351,389	58.24	64.30
60.01 - 65.00	83	22,817,900	2.61	5.803	735	274,914	62.76	48.21
65.01 - 70.00	107	38,956,720	4.46	5.837	733	364,081	67.78	63.01
70.01 - 75.00	147	63,305,893	7.24	5.774	729	430,652	73.35	72.89
75.01 - 80.00	1,456	386,845,456	44.26	5.790	727	265,691	79.68	72.14
80.01 - 85.00	18	4,988,359	0.57	6.024	692	277,131	84.29	60.39
85.01 - 90.00	133	35,227,067	4.03	6.124	718	264,865	89.61	46.82
90.01 - 95.00	157	37,353,520	4.27	6.324	712	237,921	94.42	54.45
95.01 +	822	187,651,421	21.47	6.451	733	228,286	99.92	55.36
CLTV (SECOND LIEN)	959	40,821,652	4.67	8.026	725	42,567	95.58	91.51
0.00 - 75.00	2	112,900	0.01	7.111	771	56,450	68.11	100.00
75.01 - 80.00	1	18,000	0.00	8.000	771	18,000	79.51	100.00
80.01 - 85.00	24	719,734	0.08	7.609	741	29,989	83.08	98.61
85.01 - 90.00	366	11,694,844	1.34	7.860	730	31,953	89.48	81.28
90.01 - 95.00	145	7,199,444	0.82	8.012	722	49,651	94.58	91.38
95.01 - 100.00	421	21,076,730	2.41	8.141	722	50,063	99.89	96.93
TOTAL	4,072	873,968,488	100.00	6.074	729	214,629	82.51	65.47

FICO SCORE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE	PERCENT OF OVERALL CURRENT BALANCE	WEIGHTED AVERAGE CURRENT GROSS COUPON	WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE	WEIGHTED AVERAGE LOAN TO VALUE	PERCENT FULL DOC
N/A	11	3,550,050	0.41	6.047	N/A	322,732	79.08	77.22
620 - 639	28	10,229,300	1.17	5.835	628	365,332	79.88	95.03
640 - 659	140	29,480,125	3.37	6.155	651	210,572	79.59	76.06
660 - 679	406	76,821,935	8.79	6.095	670	189,217	80.45	77.58
680 - 699	579	126,618,544	14.49	6.284	689	218,685	86.72	63.80
700 - 719	598	134,024,669	15.34	6.097	709	224,122	83.25	57.10
720 - 739	588	125,368,260	14.34	6.052	730	213,211	82.46	60.43
740 - 759	635	129,189,168	14.78	6.050	749	203,448	83.27	64.44
760 - 779	540	114,859,277	13.14	6.007	770	212,702	82.29	66.65
780 - 799	411	93,783,712	10.73	5.936	788	228,184	80.18	67.22
800 - 819	134	29,628,447	3.39	5.927	805	221,108	75.95	72.71
820 - 839	2	415,000	0.05	6.119	821	207,500	65.06	67.47
TOTAL	4,072	873,968,488	100.00	6.074	729	214,629	82.51	65.47

DOCUMENTATION	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE	PERCENT OF OVERALL CURRENT BALANCE	WEIGHTED AVERAGE CURRENT GROSS COUPON	WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE	WEIGHTED AVERAGE LOAN TO VALUE	PERCENT FULL DOC
Full/Alternative	2,906	572,209,940	65.47	5.980	728	196,906	82.35	100.00
No Documentation	80	15,871,467	1.82	7.217	723	198,393	75.61	0.00
No Ratio	76	18,007,592	2.06	6.579	707	236,942	79.12	0.00
Stated Income	973	255,051,988	29.18	6.169	733	262,129	83.80	0.00
Stated/Stated	37	12,827,500	1.47	6.313	713	346,689	76.99	0.00
TOTAL	4,072	873,968,488	100.00	6.074	729	214,629	82.51	65.47

OCCUPANCY	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE	PERCENT OF OVERALL CURRENT BALANCE	WEIGHTED AVERAGE CURRENT GROSS COUPON	WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE	WEIGHTED AVERAGE LOAN TO VALUE	PERCENT FULL DOC
Investor	564	75,461,480	8.63	6.368	736	133,797	77.72	58.19
Owner Occupied	2,984	667,681,097	76.40	6.033	726	223,754	82.61	69.36
Second Home	524	130,825,911	14.97	6.115	737	249,668	84.73	49.84
TOTAL	4,072	873,968,488	100.00	6.074	729	214,629	82.51	65.47

PROPERTY TYPE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE	PERCENT OF OVERALL CURRENT BALANCE	WEIGHTED AVERAGE CURRENT GROSS COUPON	WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE	WEIGHTED AVERAGE LOAN TO VALUE	PERCENT FULL DOC
2-4 Family	29	5,600,852	0.64	6.345	732	193,133	72.58	19.67
Condominium	827	147,647,502	16.89	6.216	734	178,534	84.58	54.21
PUD	1,873	435,558,566	49.84	6.020	729	232,546	82.13	68.43
Single Family	1,304	279,633,830	32.00	6.077	725	214,443	82.05	67.71
Townhouse	39	5,527,738	0.63	6.170	740	141,737	90.19	66.80
TOTAL	4,072	873,968,488	100.00	6.074	729	214,629	82.51	65.47

PURPOSE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE	PERCENT OF OVERALL CURRENT BALANCE	WEIGHTED AVERAGE CURRENT GROSS COUPON	WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE	WEIGHTED AVERAGE LOAN TO VALUE	PERCENT FULL DOC
Other	2	36,900	0.00	9.057	700	18,450	97.05	100.00
Purchase	3,270	647,626,993	74.10	6.179	729	198,051	85.76	62.45
Refi-Cash Out	376	110,657,676	12.66	5.791	723	294,302	71.87	70.05
Refi-No Casho	424	115,646,918	13.23	5.758	732	272,752	74.46	77.99
TOTAL	4,072	873,968,488	100.00	6.074	729	214,629	82.51	65.47

STATE	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE	PERCENT OF OVERALL CURRENT BALANCE	WEIGHTED AVERAGE CURRENT GROSS COUPON	WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE	WEIGHTED AVERAGE LOAN TO VALUE	PERCENT FULL DOC
Alabama	6	1,429,800	0.16	5.759	721	238,300	67.36	22.11
Colorado	3	1,140,100	0.13	5.482	718	380,033	81.20	61.76
Florida	2,066	506,811,988	57.99	6.091	729	245,311	80.76	58.37
Georgia	1,637	299,168,040	34.23	6.069	727	182,754	85.19	76.23
North Carolina	317	56,793,899	6.50	5.992	731	179,161	83.90	74.48
South Carolina	34	5,666,150	0.65	5.940	726	166,651	84.37	70.43
Tennessee	9	2,958,510	0.34	6.057	758	328,723	88.49	33.53
TOTAL	4,072	873,968,488	100.00	6.074	729	214,629	82.51	65.47

DEBT TO INCOME	NUMBER OF MORTGAGE LOANS	TOTAL CURRENT BALANCE	PERCENT OF OVERALL CURRENT BALANCE	WEIGHTED AVERAGE CURRENT GROSS COUPON	WEIGHTED AVERAGE FICO SCORE	AVERAGE CURRENT BALANCE	WEIGHTED AVERAGE LOAN TO VALUE	PERCENT FULL DOC
0.00 - 10.00	411	63,799,153	7.30	6.540	730	155,229	78.31	32.58
10.01 - 15.00	317	49,293,597	5.64	6.225	747	155,500	79.90	57.35
15.01 - 20.00	433	89,221,581	10.21	6.005	736	206,054	78.20	57.21
20.01 - 25.00	443	99,970,757	11.44	6.065	738	225,668	80.79	61.14
25.01 - 30.00	549	124,984,566	14.30	6.009	733	227,659	81.21	64.65
30.01 - 35.00	628	145,370,657	16.63	5.973	722	231,482	82.80	71.01
35.01 - 40.00	637	154,662,899	17.70	6.063	724	242,799	85.67	73.48
40.01 - 45.00	516	114,172,635	13.06	6.048	720	221,265	86.70	75.14
45.01 - 50.00	114	27,323,265	3.13	5.984	712	239,678	85.46	86.95
50.01 - 55.00	18	3,764,694	0.43	6.162	707	209,150	86.34	70.06
55.01 - 60.00	4	906,083	0.10	6.057	725	226,521	91.15	70.20
60.01 - 65.00	2	498,600	0.06	5.803	786	249,300	83.13	100.00
TOTAL	4,072	873,968,488	100.00	6.074	729	214,629	82.51	65.47

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